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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF PERIODIC REPORT PURSUANT
                  TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Sergio Moren, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 11, 2004                 /s/ Sergio Moren
                                     --------------------------
                                     Sergio Moren
                                     Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Francisco Sanchez, Chief Financial Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date:  March 11, 2004                /s/ Francisco Sanchez
                                     ---------------------------
                                     Francisco Sanchez
                                     Chief Financial Officer

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